EXECUTED VERSION

SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

among

MEDECISION, INC.,

THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO

AS PARTIES TO THE REGISTRATION RIGHTS AGREEMENT

OF THE COMPANY DATED AS OF FEBRUARY 12, 1997

and

THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO

AS THE ADDITIONAL HOLDERS

DATED SEPTEMBER 25, 2001

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS

AGREEMENT

THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of September 25, 2001 by and between MEDecision, Inc., a Pennsylvania corporation (the “Company”), the persons (the “Existing Holders”) listed on the signature pages hereto as parties to the Registration Rights Agreement of the Company dated as of February 12, 1997 (the “Prior Registration Rights Agreement”) and the persons listed on the signature pages hereto as the Additional Holders (the “Additional Holders”). The Existing Holders together with the Additional Holders and any other persons who shall hereafter acquire Registrable Securities (as hereinafter defined) of the Company and execute a counterpart hereto pursuant to the provisions of, and subject to the restrictions and rights set forth in, this Agreement, are referred to herein collectively as the “Holders” and individually as a “Holder.”

WHEREAS, the Existing Holders own an aggregate of 2,333,333 shares of Series A Convertible Preferred Stock of the Company (the “Series A Preferred”);

WHEREAS, immediately prior to the execution of this Agreement, the Additional Holders held an aggregate of 6,416,487 shares of Series B Convertible Preferred Stock of the Company (the “Series B Preferred”);

WHEREAS, on the date hereof, certain of the Additional Holders have acquired shares of Series C Convertible Preferred Stock (the “Series C Preferred”) from the Company pursuant to the Series C Preferred Stock Purchase Agreement dated as of the date hereof (the “Series C Purchase Agreement”) and may acquire additional Series C Preferred pursuant to one or more additional closings thereunder;

WHEREAS, 2,393,658 shares of Series B Preferred and paid in kind dividends accrued thereon held by those Additional Holders who are not purchasing shares of Series C Preferred on the date hereof are being converted into 2,664,638 shares of Common Stock of the Company (the “Common Stock”) in accordance with the Company’s Articles of Incorporation, as amended.

WHEREAS, the Existing Holders and the Additional Holders have entered into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) in order to amend and restate the Prior Registration Rights Statement and to provide those Additional Holders with certain rights with respect to the registration of the Common Stock of the Company (the “Common Stock”) issuable upon conversion of the Series B Preferred;

WHEREAS, it is a condition to the obligations of the purchasers under the Series C Purchase Agreement that the Company, the Existing Holders and the Additional Holders enter into this Agreement in order to amend and restate the Amended and Restated Registration Rights Agreement and to provide those Additional Holders purchasing Series C Preferred pursuant to the Series C Purchase Agreement with certain rights with respect to the registration of the Common Stock issuable upon conversion of the Series C Preferred;

WHEREAS pursuant to Section 3.1 of the Amended and Restated Registration Rights Agreement, the Company and the Existing Holders and certain of the Additional Holders, who collectively beneficially own two-thirds of the outstanding Registrable Securities, have the power to amend the Amended and Restated Registration Rights Agreement, and desire to amend and, for convenience, restate same; and

WHEREAS capitalized terms used in this Agreement shall have the meanings ascribed to them in Section 2 hereof.

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree to amend and restate the Amended and Restated Registration Rights Agreement as follows:

1.	REGISTRATION RIGHTS
1.1.	Demand Registration Rights
1.1.1.	Request

At any time after the earlier of June 20, 2003 or six months after the closing of the QIPO, (1) the Existing Holders holding, in the aggregate, at least 50% of the Registrable Securities then held by all Existing Holders, may request registration for sale under the Act of all or part of the Registrable Securities then held by them, and (2) the Additional Holders holding, in the aggregate, at least 30% of the Registrable Securities then held by all Additional Holders, may request registration for sale under the Act of all or part of the Registrable Securities then held by them, and upon such requests the Company will promptly take the actions specified in Section 1.1.2. Notwithstanding the foregoing, the Company shall have no obligation to effect a registration of Registrable Securities initiated by a Holder or Holders of Forced Conversion Common Stock unless the request for registration is joined by Grotech.

1.1.2.	Demand Procedures

Within ten (10) Business Days after receipt by the Company of a written registration request under Section 1.1.1 (which request shall specify the number of shares proposed to be registered and sold and the manner in which such sale is proposed to be effected), the Company shall promptly give written notice to all other Holders of the proposed demand registration, and such other Holders shall have the right to join in the proposed registration and sale, upon written request to the Company (which request shall specify the number of shares proposed to be registered and sold) within five (5) Business Days after receipt of such notice from the Company. The Company shall thereafter, as expeditiously as practicable (i) file with the United States Securities and Exchange Commission (the “SEC”) under the Act a registration statement on the appropriate form concerning all Registrable Securities specified in the demand request and all Registrable Securities with respect to which the Company has received the written request from the other Holders and (ii) use its reasonable best efforts to cause the registration statement to be declared effective. At the request of either the Existing Holders or the Additional Holders requesting registration, the Company shall cause each offering pursuant to Section 1.1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter selected by the Existing Holders or the Additional Holders, as applicable, and approved by the Company, such approval not to be unreasonably withheld. All holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form. The Company shall not be obligated to effect more than two registrations requested by Existing Holders under Section 1.1.1, provided, however, that any such request shall be deemed satisfied only when a registration statement covering not less than 70% of the Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the Existing Holders, has become effective. The Company shall not be obligated to effect more than two registrations requested by the Additional Holders under Section 1.1.1, with the second registration requested having an anticipated aggregate offering price not less than $5,000,000, provided, however, that any such request shall be deemed satisfied only when a registration statement covering not less than 70% of the Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the Additional Holders, has become effective.

The registration statement filed pursuant to the request of the Existing Holders or the Additional Holders may, subject to Section 1.1.4, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

1.1.3.	Delay by Company

The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1.1 above if (i) the Company receives a request for registration under Section 1.1.1 less than 90 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company’s Board of Directors prior to the Company’s receipt of the request and in such event the Company shall not be required to effect any such requested registration until 120 days after the effective date of such proposed underwritten public offering; (ii) within 120 days prior to any such request for registration, a registration of securities of the Company has been effected in which the Holders had the right to participate pursuant to this Section 1.1 or Section 1.3 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company, or would otherwise be seriously detrimental to the Company because the Company was then in the process of raising capital in the public or private markets; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1.3 for a period not exceeding 120 days (or until such earlier time as such transaction is consummated or no longer proposed) and may only defer any such filing pursuant to this Section 1.1.3 once per calendar year. The Company shall promptly notify in writing the Holders requesting registration of any decision not to effect any such request for registration pursuant to this Section 1.1.3, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify such Holders as soon as a demand registration may be effected.

1.1.4.	Reduction

If a demand registration is an underwritten registration and the managing underwriters advise the Company and the Holders participating in the demand registration in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the price, distribution or timing of the offering, then the amount of such shares that may be included in such registration shall first be allocated pro rata among all of the Holders, excluding Holders of Forced Conversion Common Stock, exercising demand rights under Section 1.1 in proportion to the number of shares of Registrable Securities owned by them, second, be allocated pro rata among any and all of the other Holders, excluding Holders of Forced Conversion Common Stock, joining in the registration under Section 1.1 in proportion to the number of shares of Registrable Securities owned by them, and third, be allocated pro rata among all Holders of Forced Conversion Common Stock who are exercising demand rights under Section 1.1 in proportion to the number of shares of Registrable Securities owned by them, and then to the Company or any other party seeking to participate in the offering.

1.1.5.	Withdrawal

Holders participating in any demand registration pursuant to this Section 1.1 may withdraw at any time before a registration statement is declared effective, and the Company may withdraw such registration statement if more than 30% of the Registrable Securities specified in the original written registration request are withdrawn by the Holders thereof (and if withdrawn by the Company the Holders shall not be deemed to have requested a demand registration for purposes of Section 1.1.1 hereof). If the Company withdraws a registration statement under this Section 1.1.5 in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.6.2 hereof, the Holders that shall have withdrawn shall reimburse the Company for all expenses of such registration in proportion to the number of shares each such withdrawing Holder shall have requested to be registered.

1.2.	Piggyback Registration Rights
1.2.1.	Request

If at any time or times after the date of this Agreement the Company proposes to file a registration statement covering any of its securities under the Act (whether to be sold by it or by one or more selling stockholders), other than pursuant to an offering registered on Form S-8 or Form S~4, or successor forms relating to employee stock plans and business combinations, the Company shall, not less than 20 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to all Holders specifying in reasonable detail the proposed transaction to be covered by the registration statement, and at the written request of any Holder delivered to the Company within 20 days after giving such notice, shall include in such registration and offering, and in any underwriting of such offering, all Registrable Securities as may have been designated in the Holder’s request. The Company shall have no obligation to include shares of Common Stock owned by any Holder in a registration statement pursuant to this Section 1.2, unless and until such Holder (a) in connection with any underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions (but not requiring any Holder to provide indemnification or contribution to the underwriters in respect of liabilities under the Act) and (b) shall have furnished the Company with all information and statements about or pertaining to such Holder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be legally required with respect to the preparation of the registration statement.

1.2.2.	Reduction

If a registration in which any Holder has the right or is otherwise permitted to participate pursuant to this Section 1.2 is (i) the QIPO, the Company may limit, to the extent so advised in writing by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company’s stockholders (including the Holders), or may exclude, to the extent so advised in writing by the underwriters, such securities (including Registrable Securities) entirely from the QIPO, or (ii) an underwritten registration subsequent to the QIPO, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company may limit the amount of securities (including Registrable Securities) to be included in such registration by the Company’s stockholders (including the Holders) pursuant to this Agreement or otherwise; provided, however, that (a) no shares proposed to be included by an Additional Holder, excluding Holders of Forced Conversion Common Stock, shall be excluded if any shares proposed to be sold by Holders of Forced Conversion Common Stock or other stockholders who are not Additional Holders are included (b) if all Registrable Securities proposed to be included by the Additional Holders, excluding Holders of Forced Conversion Common Stock, are included, no shares proposed to be included by an Existing Holder shall be excluded if any shares proposed to be sold by Holders of Forced Conversion Common Stock or other stockholders who are not Additional Holders or Existing Holders are included and (c) if all Registrable Securities proposed to be included by Additional Holders, excluding Holders of Forced Conversion Common Stock, and the Existing Holders are included, no shares proposed to be included by a Holder of Forced Conversion Common Stock shall be excluded if any shares proposed to be sold by other stockholders who are not Holders are included.

1.3.	Registration on Form S-3

Subject to the limitations set forth in Section 1.1.3, if at any time the Company is eligible to use Form S-3 (or any successor form) for secondary sales any Holder may request (by written notice to the Company stating the number of Registrable Securities proposed to be sold and the intended method of disposition) that the Company file a registration statement on Form S-3 (or any successor form) for a public sale of all or any portion of the Registrable Securities beneficially owned by it, provided that the reasonably anticipated aggregate price to the public of such Registrable Securities shall be at least $1,000,000. At the written request of the Holder requesting such registration, such registration shall be for a delayed or continuous offering under Rule 415 under the Act. Upon receiving such request, the Company shall use its best efforts to promptly file a registration statement on Form S-3 (or any successor form) to register under the Act for public sale in accordance with the method of disposition specified in such request, the number of shares of Registrable Securities specified in such request and shall otherwise carry out the actions specified in Section 1.1.2 and 1.4. Notwithstanding the foregoing, the Company shall not be required to effect any such registration if, in any twelvemonth period, the Company has effected one (1) such registration in such period in which such Holder participated or was offered the opportunity to participate and declined in writing to do so.

1.4.	Registration Procedures
1.4.1.	Company Obligations

Whenever any Holder has requested that any shares of Common Stock be registered pursuant to Sections 1.1, 1.2 or 1.3 hereof, the Company shall, as expeditiously as reasonably possible:

1. prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for such Holder with copies of all such documents proposed to be filed);

2. prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or until such earlier time as Holder has completed the distribution described in such registration statement, whichever occurs first. Notwithstanding the foregoing, in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be for not less than 180 days or until such earlier time as Holder has completed the distribution described in such registration statement, whichever occurs first, provided, such 180-day period shall be extended, if necessary, to keep the registration statement effective for a period of time equal to the period the Holder refrains from selling any securities included in the registration at the request of the underwriter or at the request of the Company pursuant to Section 1,5 herein.

3. furnish to such Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Holder may reasonably request;

4. use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as such Holder requests (and to maintain such registrations and qualifications effective for the applicable period of time set forth in Section 1.4(2) hereof, and to do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this subsection (4), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

5. notify such Holder, at any time when a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and promptly prepare, file and furnish to the Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or, in light of the circumstances then existing, necessary to make the statements therein not misleading;

6. cause all such shares to be listed on securities exchanges, if any, on which securities of the same class issued by the Company are then listed (or if not then listed, on such exchanges as are requested by a majority of the participating Holders);

7. provide a transfer agent and registrar for all such shares not later than the effective date of such registration statement;

8. enter into such customary agreements and take all such other actions as such Holder reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares;

9. if the offering is underwritten and at the request of any Holder, furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion of counsel, satisfactory to a majority of the Holders intending to register securities in connection therewith, stating (A) that such registration statement has become effective under the Act, (B) that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (C) that the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act, and (D) such other effects as reasonably may be requested by counsel for the underwriters or by such Holder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such Holder, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement of the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

10. make available for inspection by such Holder, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Holder or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; and

11. in connection with an underwritten offering pursuant to a registration statement filed pursuant to Section 1.1 hereof, enter into an underwriting agreement in customary form and containing customary provisions, including provisions for indemnification of underwriters and contribution, if so requested by any underwriter.

1.4.2. Holder Obligations

Whenever any Holder has requested that any shares of Common Stock be registered pursuant to Sections 1.1, 1.2 or 1.3 hereof, as a condition precedent to the obligations of the Company to take any action pursuant to this Agreement, the Holder shall:

(a) Use and reproduce any information provided under Section 1.4.1(10) only for the purposes of this Agreement and only to the extent necessary for such purpose;

(b) Restrict disclosure of such information to its employees, consultants or advisors with a need to know; and

(c) Not disclose such information to any third party without prior written approval of the Company.

1.5.	Holdback Agreement

(a) Notwithstanding anything in this Agreement to the contrary, if after any registration statement to which the rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Board of Directors determines in good faith that the failure of the Company to (i) suspend sales of stock under the registration statement or (ii) amend or supplement the registration statement, would have a material adverse effect on the Company, the Company shall so notify each Holder participating in such registration and each Holder shall suspend any further sales under such registration statement until the Company advises the Holder that the registration statement has been amended or that conditions no longer exist which would require such suspension, provided that the Company shall use its best efforts to lift any such suspension within 30 days of its imposition.

(b) In the event that the Company effects a registration of any securities under the Act in an underwritten public offering, each Holder agrees not to effect any public or private sale, transfer, disposition or distribution, including any sale pursuant to Rule 144 under the Act, of any Registrable Securities (except as part of such offering) during the 10 days (as estimated in good faith by the Company) prior to, and during the 180-day period commencing with, the effective date of the registration statement for the QIPO and the 90-day period commencing with the effective date of the registration statement for any subsequent public offering, provided that all officers, directors and holders of 5% or more of the Company’s outstanding equity securities enter into similar agreements providing for similar restrictions on sales.

1.6.	Registration Expenses

1.6.1. Holder Expenses

If, pursuant to Sections 1.1, 1.2 or 1.3 hereof, Registrable Securities are included in a registration statement, then the Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, and any underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares.

1.6.2. Company Expenses

Except for the fees and expenses specified in Section 1.6.1 hereof and except as provided below in this Section 1.6.2, the Company shall pay all expenses incident to the registration of shares by the Company and any Holders pursuant to Sections 1.1, 1.2 or 1.3 hereof, and to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Holder’s portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and a single counsel for all Holders selling shares and all independent certified public accountants and other persons retained by the Company.

1.6.3. Indemnity and Contribution

(a) In the event that any shares owned by a Holder are proposed to be offered by means of a registration statement pursuant to Section 1.1, 1.2 or 1.3 hereof, to the extent permitted by law, the Company agrees to indemnify and hold harmless such Holder, any underwriter participating in such offering, each officer, partner, manager and director of such person, each person, if any, who controls or may control such Holder or underwriter within the meaning of the Act and each representative of any Holder serving on the Board of Directors of the Company (such Holder or underwriter, its officers, partners, managers directors and representatives, and any such other persons being hereinafter referred to individually as an “Investor Indemnified Person” and collectively as “Investor Indemnified Persons”) from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and attorneys’ fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Investor Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.6.3 in the singular as a “claim” and in the plural as “claims”), based upon, arising out of or resulting from any breach of representation or warranty made by the Company in any underwriting agreement or any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Investor Indemnified Person for use in connection with the registration statement.

(b) In the event that any shares owned by a Holder are proposed to be offered by means of a registration statement pursuant to Sections 1.1, 1.2 or 1.3 hereof, to the extent permitted by law, each such Holder agrees to indemnify and hold harmless the Company and each person, if any, who controls or may control the Company within the meaning of the Act (the Company and any such other persons also being hereinafter referred to individually as a “Company Indemnified Person” and collectively as “Company Indemnified Persons”) from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by such Holder for use in connection with the registration statement; provided, however, that a Holder shall be under no obligation to indemnify or hold harmless any Company Indemnified Persons with respect to any amount in excess of the net cash proceeds paid to such Holder in connection with any sales of securities effected under such registration statement.

(c) The indemnification provisions set forth herein shall be in addition to any liability the Company or any Holder may otherwise have to the Investor Indemnified Persons or Company Indemnified Persons. The Company Indemnified Persons and the Investor Indemnified Persons are hereinafter collectively referred to as “Indemnified Persons.” Promptly after receiving notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.6.3, such Indemnified Person shall submit written notice thereof to either the Company or the Holders, as the case may be (sometimes being hereinafter referred to as an “Indemnifying Person”)- The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (such consent not to be unreasonably withheld).

(d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Person, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of any losses or claims in such proportion as is appropriate to reflect the relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other in connection with the statements or omissions that resulted in such losses or claims as well as any other relevant equitable considerations. The relative fault of the Indemnified Person and the Indemnifying Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Person or by the Indemnified Person and the parties’ relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission. In no event will the liability of any Holder for contribution exceed the net proceeds received by such Holder in any sale of securities to which such liability relates.

1.7.	Grant and Transfer of Registration Rights

Except for registration rights which have been granted by the Company as of the date hereof and registration rights granted by the Company after the date hereof which are subordinate to the rights of the Holders hereunder, the Company shall not grant any registration rights to any other person or entity without the prior written consent of a majority in interest of all Registrable Securities held by the Holders, which consent shall not be unreasonably withheld or delayed. The Company acknowledges that the registration rights which have been granted by the Company to the Holders are superior to the registration rights granted to PNC Bank, National Association by the Company pursuant to a Warrant Purchase Agreement dated June 15, 2001. Holders shall have the right to transfer or assign the rights contained in this Agreement (i) to any limited partner or affiliate of a Holder in connection with the transfer of any Registrable Securities made in compliance with the Second Amended and Restated Shareholders Agreement among the Company and the Holders dated as of the date hereof, or (ii) to any third party transferee acquiring Registrable Securities issued to the Holder or the shares of Common Stock issued upon conversion of such Registrable Securities; provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.8.	Information from Holder

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.9.	Rule 144 Requirements

Immediately after the date on which a registration statement filed by the Company under the Act becomes effective, the Company shall undertake to make publicly available, and available to the Holders, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to Rule 144 of the Act. The Company shall furnish to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

1.10.	Sale of Preferred Stock to Underwriter

Notwithstanding any provision of this Agreement to the contrary, in lieu of converting any shares of Preferred Stock prior to the filing of any registration statement filed pursuant to this Agreement, the holder of such shares may sell such shares of Preferred Stock to the underwriters of the offering being registered upon the undertaking of such underwriters to convert the Preferred Stock to Common Stock, each such step to be effective at the closing of the offering. The Company agrees to cause the Common Stock issuable on the conversion of the Preferred Stock to be issued within such time period as will permit the underwriters to make and complete the distribution contemplated by the underwriting.

1.11.	Changes in Preferred Stock or Common Stock

If, and as often as, there is any change in the Preferred Stock or Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Preferred Stock or Common Stock as so changed.

2.	DEFINITIONS

The capitalized terms contained in this Agreement shall have the following meanings unless otherwise specifically defined:

“Act” shall mean the Securities Act of 1933, as amended.

“Agreement” shall mean this Second Amended and Restated Registration Rights Agreement.

“Business Day” shall mean Monday through Friday and shall exclude any federal or religious holidays.

“Charter” shall mean the Company’s Amended and Restated Articles of Incorporation and any Certificate of Designations filed thereunder or equivalent charter in the event of a change in the jurisdiction of incorporation.

“Company” shall mean MEDecision, Inc., a Pennsylvania corporation, or any successor thereto.

“Company Indemnified Person” shall have the meaning set forth in Section 1.6.3.

“Common Stock” shall mean the common stock of the Company.

“Holders” shall mean the Existing Holders and the Additional Holders who hold Registrable Securities, and any other person or entity that is a valid transferee of the rights granted hereunder pursuant to Section 1.7 hereof.

“Forced Conversion Common Stock” shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Stock pursuant to Section 4.2(b)(vi)(C) or Section 4.3(b)(vi)(C) of the Charter).

“Grotech” shall mean Grotech Partners V, L.P. and Grotech V Maryland Fund, L.P.

“Indemnified Person” shall have the meaning set forth in Section 1.6.3.

“Indemnifying Person” shall have the meaning set forth in Section 1.6.3.

“Investor Indemnified Person” shall have the meaning set forth in Section 1.6.3.

“Preferred Stock” shall mean, collectively, the Series A Preferred, the Series B Preferred, and the Series C Preferred.

“QIPO” shall mean the first public sale of the Common Stock of the Company pursuant to an effective registration statement under the Act, as amended, for the account of the Company resulting in proceeds to the Company of not less than $30,000,000 and as to which the public offering price per share of Common Stock multiplied by the number of fully diluted shares of Common Stock outstanding immediately prior to closing of the offering (including, for purposes of this calculation, the aggregate number of shares of Common Stock into which all shares of Preferred Stock then outstanding may be converted) shall equal not less than $150,000,000.

“Registrable Securities” shall mean (i) shares of Common Stock issued or issuable upon conversion of the Preferred Stock and (ii) any equity securities issued as a distribution with respect to or in exchange for or in replacement for any of the shares referred to in clause (i); provided, however, that Registrable Securities shall not include any securities that have been previously sold pursuant to a registration statement filed under the Act or under Rule 144 promulgated under the Act, or which have otherwise been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned, or, as to any Holder, all of such Holder’s equity securities if all of such equity securities are then eligible for sale in a single transaction under Rule 144(k), promulgated under the Act.

“SEC” shall have the meaning set forth in Section 1.1.2.

3.	MISCELLANEOUS
3.1.	Entire Agreement; Amendment

This Agreement constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. Subject to the provisions of Section 1.7 hereof, this Agreement may not be amended without the written consent of the Company and Holders who beneficially own at least two-thirds of the outstanding Registrable Securities excluding shares of Forced Conversion Common Stock; provided that no amendment shall remove the rights of the Holders of Forced Conversion Common Stock without the written consent of two-thirds of the outstanding Forced Conversion Common Stock then owned by the Holders of Forced Conversion Common Stock.

3.2.	Waiver

No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

3.3.	Termination

This Agreement shall forthwith become wholly void and of no effect upon the earlier to occur of the following: (i) as to any Holder, at such time as all of such Holder’s Registrable Securities are then eligible for sale in a single transaction under Rule 144(k), promulgated under the Act; or (ii) five years from the closing date of the Company’s QIPO or the effective date of a registration statement filed pursuant to Section 1.1 hereof if not a QIPO.

3.4.	No Third Party Beneficiaries

Except to the extent that the rights hereunder are assigned in accordance with Section 1.7, it is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

3.5.	Binding Effect

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

3.6.	Governing Law

This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (excluding the choice of law rules thereof).

3.7.	Notices

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered, sent by overnight courier service or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, facsimile transmission or email (if followed by regular mail), addressed as follows:

(i)        If to the Company:

MEDecision, Inc.

724 West Lancaster Avenue, Suite 200

Wayne, Pennsylvania 19086

Attention: David St. Clair

Facsimile: (610) 254-5100

email: david.stclair@MEDecision.com

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, Pennsylvania 19103-2799

Attention: Barry M. Abelson, Esq.

Facsimile: (215) 981-4750

email: abelsonb@pepperlaw.com

(ii)       If to any Holder, such Holder’s address as appearing on the records of the Company.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed, transmitted, telecopied or telexed in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation. Notwithstanding anything in this Section 3.7 to the contrary, all notices, demands, requests, or other communications which may be or are required to be given, served, or sent to any Holder residing outside of the United States shall be delivered by air express courier with regular service to such Holder.

3.8. Execution in Counterparts

To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

MEDECISION, INC.
By:	/s/ David St. Clair

David St. Clair Chairman of the Board and Chief Executive Officer

EXISTING HOLDERS:
LIBERTY VENTURES I, L.P.
By:	Liberty Ventures, Inc.
Its:	General Partner

By:	/s/ Thomas R. Morse

Thomas R. Morse President

COMMONWEALTH VENTURE PARTNERS II, L.P.
By:	/s/ Thomas R. Morse

Thomas R. Morse General Partner

STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES’ RETIREMENT SYSTEM, STATE EMPLOYEE’S RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM, AND MICHIGAN JUDGES RETIREMENT SYSTEM

By:	/s/ David C. Turner

David C. Turner Administrator, Alternative Investments Division

ADDITIONAL HOLDERS:
GROTECH PARTNERS V, L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner

By:	/s/ Dennis J. Shaughnessy

Dennis J. Shaughnessy Managing Director

GROTECH V MARYLAND FUND, L.P., a Delaware Limited Partnership
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner

By:	/s/ Dennis J. Shaughnessy

Dennis J. Shaughnessy Managing Director

LIBERTY VENTURES I, L.P.
By:	Liberty Ventures, Inc.
Its:	General Partner

By:	/s/ Thomas R. Morse

Thomas R. Morse President

LIBERTY VENTURES II, L,P.
By:	Liberty Ventures Partners II, LLC
Its:	General Partner

By:	/s/ Thomas R. Morse

Thomas R. Morse Managing Director

STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES’ RETIREMENT SYSTEM, STATE EMPLOYEE’S RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM, AND MICHIGAN JUDGES RETIREMENT SYSTEM

By:	/s/ David C. Turner

David C. Turner, Administrator Alternative Investments Division

DWS INVESTMENTS GMBH
By:

Name:
Title:

BRITANNIA HOLDINGS LIMITED
By:	/s/ Peter Craggs Howe

Name:	Peter Craggs Howe
Title:	Director

CAP GEMINI ERNST & YOUNG US LLC
By:	/s/ Bryan Kornreich

Name:	Bryan Kornreich
Title:	Vice President Business Risk Management

THE PEREGRINE EQUITY FUND, LLP
By:	Pepper Hamilton LLP
Its:	General Partner
By:	/s/ Julia D. Corelli

Name:	Julia D. Corelli
Title:	A Partner

By:	/s/ Samuel D. Weaver

Samuel D. Weaver

By:	/s/ E. Galey Clarke

E. Galey Clarke

UBS WARBURG LLC
By:

Name:
Title:

By:	/s/ Leonard Brooks, III

Leonard Brooks, III

By:	/s/ Phillip K. Keating

Phillip K. Keating

By:	/s/ David R. Bohn

David R. Bohn

By:	/s/ Frank Drazka

Frank Drazka

By:	/s/ Peter Zurkow

Peter Zurkow

By:	/s/ Suzie MacCagnan

Suzie MacCagnan

By:	/s/ Martin Magida

Martin Magida

By:	/s/ Anne Kavanagh

Anne Kavanagh

By:	/s/ Harrison Wehner, III

Harrison Wehner, III

JANNEY MONTGOMERY SCOTT LLC
By:

Name:	Richard A. Thornton
Title:	Senior Vice President & Chief Financial Officer

MOMENTUM INVESTMENTS LLC
By:	/s/ Michael Savage

Name:	Michael Savage
Title:	Manager

MOMENTUM II INVESTMENTS, LLC
By:	/s/ J. Allen Dougherty

Name:	J. Allen Dougherty
Title:	Manager

By:

Carl Smith

By:	/s/ Kevin Gilbert

Kevin Gilbert